Exhibit 10.2
AMENDMENT NO. 1
Dated as of May 25, 2021
to
CREDIT AGREEMENT
Dated as of December 5, 2019

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of May 25, 2021 by and between Johnson Controls International plc, with company number 543654, an Irish public limited company (the “Principal Borrower”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Credit Agreement dated as of December 5, 2019, by and among the Principal Borrower, Tyco Fire & Security Finance S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated under the laws of Luxembourg, having its registered office at 2, rue Jean Monnet, L-2180 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (RCS Luxembourg) under number B190265, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, pursuant to Section 11.05 of the Credit Agreement, technical and conforming modifications to the Credit Agreement may be made with the consent of the Principal Borrower and the Administrative Agent (but without the consent of any Lender or Issuing Lender) to the extent necessary to cure any ambiguity, omission, error, defect or inconsistency;
WHEREAS, pursuant to the terms of the Pricing Schedule, the Sustainability Table may be updated from time to time to incorporate revised baselines (and the targets and the 10% thresholds derived therefrom) set forth in the relevant Pro Forma KPI Metrics Report in connection with each Significant ESG Event;
WHEREAS, the Sustainability Table set forth in the Credit Agreement as of the Closing Date contained certain errors and was inconsistent with information materials presented to the Lenders prior to the Closing Date;
WHEREAS, certain Significant ESG Events have occurred since the Closing Date;
WHEREAS, the Sustainability Table needs to be updated to correct such errors and to reflect the effects of such Significant ESG Events;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Principal Borrower and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Sustainability Table shall be restated in its entirety as set forth on Annex A hereto.
2.Conditions of Effectiveness. This Amendment shall become effective as of the first date on which the Administrative Agent shall have received counterparts of this Amendment duly executed by the Principal Borrower and the Administrative Agent.

3.Representations and Warranties of the Principal Borrower. The Principal Borrower hereby represents and warrants as follows:
(a)Each of this Amendment and the Credit Agreement as amended hereby (the “Amended Credit Agreement”) constitutes a valid and binding agreement of each Borrower enforceable against the applicable Borrower in accordance with its terms, in each case subject to applicable bankruptcy, insolvency, receivership, examinership, moratorium, reorganization and other similar laws of general application affecting creditors’ rights, by any mandatory applicable provisions of Luxembourg law of general application and general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement (except the representations and warranties set forth in Sections 4.04(b), 4.05 and 4.07 of the Credit Agreement) are true in all material respects, except to the extent any such representation and warranty (i) expressly relates to an earlier date in which case such representation and warranty is true and correct in all material respects as of such earlier date or (ii) is qualified by materiality, in which case such representation and warranty is true and correct in all respects.
4.Reference to and Effect on the Credit Agreement.
(a)From and after the effectiveness of the amendment to the Credit Agreement evidenced hereby, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Amended Credit Agreement.
(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Amended Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment shall be a Loan Document.
5.Governing Law; Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

JOHNSON CONTROLS INTERNATIONAL PLC,
as the Principal Borrower

By: /s/ Olivier Leonetti
Name: Olivier Leonetti
Title: Executive Vice President and Chief Financial Officer

By: /s/ Marc Vandiepenbeeck
Name: Marc Vandiepenbeeck
Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 5, 2019
Johnson Controls International plc

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Will Price
Name: Will Price
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 5, 2019
Johnson Controls International plc

Annex A

Updated Sustainability Table

Attached

updated 3/19/2021	-3.53%

KPI # 1	FY17	FY18	FY19	FY20	FY21	FY22	FY23	FY24	FY25
2025 Strategy target - 25% reduction by 2025	0.56	0.54	0.52	0.50	0.48	0.47	0.45	0.44	0.42
10% threshold			0.57	0.55	0.53	0.51	0.50	0.48	0.46
Actual TRIR		0.48	0.41	0.40
compounded % decrease	-	-3.53%	-6.94%	-10.23%	-13.40%	-16.46%	-19.41%	-22.25%	-25.00%
Actual % reduction	-	-14.75%	-26.46%	-29.33%
Total decrease by 2025	-25.00%
annual decrease	-3.53%

KPI # 2	FY17	FY18	FY19	FY20	FY21	FY22	FY23	FY24	FY25
GHG savings from Performance Infrastructure projects	0.00	120,000	240,000	360,000	480,000	600,000	720,000	840,000	960,000
10% Threshold	NA	108,000	216,000	324,000	432,000	540,000	648,000	756,000	864,000
Actual	-	144,550	237,908	338,730

KPI # 3	FY17	FY18	FY19	FY20	FY21	FY22	FY23	FY24	FY25
GHG Intensity Target	47.60	45.9	44.3	42.7	41.2	39.8	38.4	37.0	35.7
10% Threshold	NA	NA	48.73	47.01	45.35	43.74	42.20	40.71	39.27
Cumulative % decrease	-	-3.53%	-6.94%	-10.23%	-13.40%	-16.46%	-19.41%	-22.25%	-25.00%
Actual	-	-15.20%	-19.90%	-26.10%
Total decrease by 2025	-25.00%

Restated values due to rebaselining